Earnings per Share	12 Months Ended
Dec. 31, 2023
Earnings per Share
Earnings per Share

20. Earnings per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31 (in thousands):

	2023	2022	2021
Numerator:
Net income	$576,299	$559,210	$1,052,841
Denominator (number of shares in thousands):
Basic weighted average common shares outstanding	19,879	20,482	20,345
Effect of dilutive securities:
Dilutive effect of non-vested shares	25	19	239
Diluted weighted average common shares outstanding	19,904	20,501	20,584

Basic and diluted earnings per share amount related to a gain on troubled debt write-off amounting to $29.4 million and $111.6 million recorded in the year ended December 31, 2022 and 2021, respectively, is $1.43 and $1.43 per share, respectively, in the year ended December 31, 2022; and $5.49 and $5.42 per share, respectively, in the year ended December 31, 2021 (see Note 10).